EXHIBIT 10.3

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement, dated August 10, 2006, among Bank of America, National Association, a national banking association (the "Assignor"), Asset Backed Funding Corporation, a Delaware corporation ("ABFC"), Wells Fargo Bank, N.A., a national banking association, as trustee of the ABFC 2006-OPT1 Trust (the "Assignee"), Option One Mortgage Corporation, a California corporation ("Option One"), as servicer of the ABFC 2006-OPT1 Trust and Ownit Mortgage Solutions, Inc., a California corporation ("Ownit");

      WHEREAS, pursuant to the Mortgage Loan Purchase and Warranties Agreement (the "Purchase Agreement"), dated as of March 1, 2005, by and among Bank of America, N.A., as purchaser (the "Purchaser"), and Ownit Mortgage Solutions, Inc., as seller (the "Seller"), the Purchaser purchased the mortgage loans listed on Exhibit A hereto (the "Mortgage Loans") from the Seller;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans under the Purchase Agreement to ABFC;

      WHEREAS, on the date hereof, ABFC is transferring all of its right, title and interest in and to the Mortgage Loans under the Purchase Agreement to the Assignee; and

      WHEREAS, on the date hereof, Option One Mortgage Corporation, as servicer (in such capacity, the "Servicer"), is entering into a Pooling and Servicing Agreement, dated as of July 1, 2006 (the "Pooling Agreement"), among ABFC, the Servicer and the Assignee, pursuant to which the Servicer will service the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. The Assignor hereby grants, transfers and assigns to ABFC all of the right, title and interest (but none of its obligations) of the Assignor in, to and under the Purchase Agreement and the Mortgage Loans delivered under such agreement; provided, however, the Assignor retained it remedies under the Purchase Agreement with respect to the Mortgage Loans solely to the extent Ownit fail to perform its obligations thereunder and the Assignor is contractually obligated to perform such obligations, and ABFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest (but none of its obligations) of the Assignor in, to and under the Purchase Agreement and the Mortgage Loans delivered under such agreement.

      2. The Assignor warrants and represents to, and covenants with, ABFC and the Assignee that:

      a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

      c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase Agreement or the Mortgage Loans; and

      d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3. From and after the date hereof, Ownit shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, and (ii) recognize the Assignee as the owner of the Mortgage Loans.

      4. Ownit acknowledges that the Assignee shall be authorized to enforce the terms and conditions of the Purchase Agreement. The Assignee shall be authorized to enforce directly against Ownit any of the obligations of Ownit provided for in the Purchase Agreement.

      5. Ownit hereby agrees to cooperate with ABFC, the Servicer and the Assignee to enable ABFC, the Servicer and the Assignee to the extent reasonably necessary to permit ABFC to timely comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's recently published rules regarding asset-backed securities (Release Nos. 33-8518; 34-50905; File No. S7-21-0433-8419).

      6. Ownit hereby represents and warrants to each of the other parties hereto (i) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (ii) that any written information with respect to the Mortgage Loans, provided by Ownit on or before the date hereof to the Assignor was true and correct in all material respects as of the dates provided.

      7. Ownit hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall cooperate, to the extent reasonably requested by the Servicer of the Mortgage Loans and to the extent reasonably necessary in causing the Assignee, as trustee of the Trust (as defined in the Pooling Agreement) to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      8. Ownit hereby agrees that any repurchase or substitution of a Mortgage Loan pursuant to Section 3.03 of the Purchase Agreement will be conducted in accordance with the provisions set forth in Section 2.03 of the Pooling Agreement.

      9. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement is:

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland  21045-1951
               Attention: ABFC Series 2006-OPT1

        The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase Agreement is:

               Bank of America, National Association
               214 North Tryon Street
               Charlotte, North Carolina 28255
               Attention: Managing Director

        ABFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Asset Backed Funding Corporation.
               214 North Tyron Street
               Charlotte, North Carolina 28255
               Attention:  Daniel B. Goodwin

        The Servicer's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Option One Mortgage Corporation
               3 Ada
               Irvine, California  92618

        Ownit's address for purposes of all notices and correspondence related to the Mortgage Loans is:

               Ownit Mortgage Solutions, Inc.
               27349 Agoura Road, Suite 100
               Agoura Hills, CA 91301
               Attention: Chief Financial Officer

        IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                                          Bank of America, National Association,
                                          Assignor


                                          By:/s/ Bruce W. Good
                                             -----------------------------------
                                          Name:  Bruce W. Good
                                          Title: Vice President


                                          Wells Fargo Bank, N.A., Assignee


                                          By:/s/ Peter A. Gobell
                                             -----------------------------------
                                          Name:  Peter A. Gobell
                                          Title: Vice President


                                          Asset Backed Funding Corporation


                                          By:/s/ Juanita Deane-Warner
                                             -----------------------------------
                                          Name:  Juanita Deane-Warner
                                          Title: Vice President


                                          Ownit Mortgage Solutions, Inc.


                                          By:/s/ Julie St. James
                                             -----------------------------------
                                          Name:  Julie St. James
                                          Title: Senior Vice President


Acknowledged this 10th day of August, 2006


Option One Mortgage Corporation, as Servicer


By:/s/ Philip Laren
   ----------------------------------
Name:  Philip Laren
Title: Senior Vice President

                                                                       EXHIBIT A

                           Schedule of Mortgage Loans

                             Available Upon Request